UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 30, 2008
PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-1687	25-0730780

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15272

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (412) 434-3131
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
On April 30, 2008, the rights issued by PPG Industries, Inc. (the “Company”) under the Rights Agreement, dated as of February 19, 1998 (the “Rights Agreement”), by and between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, expired pursuant to the terms of the Rights Agreement. The rights permitted stockholders of the Company to acquire shares of the Company’s Series A Junior Participating Preferred Stock, without par value, from the Company under certain circumstances pursuant to the terms of the Rights Agreement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2008	PPG INDUSTRIES, INC. (Registrant)

	By:	/s/ James C. Diggs

James C. Diggs Senior Vice President, General Counsel and Secretary